Vanguard® Utilities Index Fund
Schedule of Investments (unaudited)
As of May 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.7%)
Electric Utilities (59.5%)
	NextEra Energy Inc.	12,842,271	972,031
	Duke Energy Corp.	5,033,861	566,410
	Southern Co.	6,937,072	524,859
	American Electric Power Co. Inc.	3,299,047	336,602
	Exelon Corp.	6,408,870	314,996
	Xcel Energy Inc.	3,560,740	268,266
	Eversource Energy	2,253,670	208,059
	Edison International	2,490,904	174,139
	Entergy Corp.	1,328,393	159,832
	FirstEnergy Corp.	3,545,179	152,301
	PPL Corp.	4,811,442	145,209
	Constellation Energy Corp.	2,132,678	132,397
*	PG&E Corp.	9,746,685	118,910
	Evergy Inc.	1,500,333	104,933
	Alliant Energy Corp.	1,638,866	104,592
	NRG Energy Inc.	1,584,426	72,947
	Pinnacle West Capital Corp.	738,865	57,373
	OGE Energy Corp.	1,309,916	54,100
	IDACORP Inc.	330,558	36,037
	Hawaiian Electric Industries Inc.	718,192	31,004
	Portland General Electric Co.	585,093	28,816
	PNM Resources Inc.	533,489	25,357
	Avangrid Inc.	505,989	24,080
	ALLETE Inc.	348,608	21,621
	MGE Energy Inc.	236,614	18,780
	Otter Tail Corp.	244,836	16,010
			4,669,661
Gas Utilities (4.8%)
	Atmos Energy Corp.	886,105	103,063
	UGI Corp.	1,372,717	58,670
	National Fuel Gas Co.	568,407	41,795
	Southwest Gas Holdings Inc.	395,121	36,797
	ONE Gas Inc.	350,918	30,537
	New Jersey Resources Corp.	628,521	28,862
	South Jersey Industries Inc.	768,344	26,777
	Spire Inc.	338,521	26,506
	Chesapeake Utilities Corp.	115,532	15,431
	Northwest Natural Holding Co.	203,714	11,060
			379,498
Independent Power and Renewable Electricity Producers (3.5%)
	AES Corp.	4,367,030	96,249
	Vistra Corp.	2,842,223	74,950

		Shares	Market Value ($000)
	NextEra Energy Partners LP	548,825	39,323
	Ormat Technologies Inc. (XNYS)	293,483	24,641
	Clearway Energy Inc. Class C	521,155	18,267
*	Sunnova Energy International Inc.	667,048	13,341
	Clearway Energy Inc. Class A	240,905	7,844
*	Altus Power Inc.	78,477	531
			275,146
Multi-Utilities (27.9%)
	Dominion Energy Inc.	5,302,815	446,603
	Sempra Energy (XNYS)	1,985,352	325,320
	Consolidated Edison Inc.	2,316,763	229,962
	Public Service Enterprise Group Inc.	3,285,068	225,158
	WEC Energy Group Inc.	2,063,850	216,849
	DTE Energy Co.	1,267,629	168,227
	Ameren Corp.	1,586,217	150,992
	CMS Energy Corp.	1,895,856	134,682
	CenterPoint Energy Inc.	4,115,029	131,887
	NiSource Inc.	2,652,265	83,414
	Black Hills Corp.	423,616	32,474
	NorthWestern Corp.	354,059	21,693
	Avista Corp.	468,601	20,356
	Unitil Corp.	104,760	6,056
			2,193,673
Water Utilities (4.0%)
	American Water Works Co. Inc.	1,189,100	179,851
	Essential Utilities Inc.	1,571,164	72,682
	American States Water Co.	241,822	19,165
	California Water Service Group	351,072	18,842
	SJW Group	157,838	9,762
	Middlesex Water Co.	114,520	9,738
	York Water Co.	85,655	3,510
			313,550
Total Common Stocks (Cost $6,713,051)			7,831,528
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund, 0.854% (Cost $6)	63	6
Total Investments (99.7%) (Cost $6,713,057)			7,831,534
Other Assets and Liabilities—Net (0.3%)			23,039
Net Assets (100.0%)			7,854,573
Cost is in $000.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Ameren Corp.	1/31/23	GSI	9,298	(0.820)	218	—
Sempra Energy	8/31/22	BANA	13,109	(0.320)	—	(3)
					218	(3)
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of May 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	7,831,528	—	—	7,831,528
Temporary Cash Investments	6	—	—	6
Total	7,831,534	—	—	7,831,534
Derivative Financial Instruments
Assets
Swap Contracts	—	218	—	218
Liabilities
Swap Contracts	—	3	—	3